THE CHARLES SCHWAB FAMILY OF FUNDS
SCHWAB ANNUITY PORTFOLIOS
SCHWAB CAPITAL TRUST
SCHWAB INVESTMENTS
SCHWAB STRATEGIC TRUST
LAUDUS TRUST
(all series)
Supplement dated November 19, 2021, to all currently effective Statements of Additional Information (each an SAI and collectively, the SAIs) for each series (fund) of the aforementioned Trusts.

This supplement provides new and additional information beyond that contained in the
SAIs and should be read in conjunction with the SAIs.
Effective immediately, all references to David Lekich in each fund’s SAI are hereby deleted in their entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG116618-00 (11/21)
00267923